Exhibit 10.2

EXECUTION COPY

Global Crossing Limited

$250,000,000

4.7% Senior Secured Mandatory Convertible Notes due 2008

unconditionally guaranteed as to the

payment of principal, premium,

if any, and interest

Registration Rights Agreement

December 23, 2004

STT Crossing Ltd

10 Frere Felix de Valois Street

Port Louis

Mauritius

STT Hungary Liquidity Management

Limited Liability Company

9700 Szombathely Várkonyi u.15

Hungary

Ladies and Gentlemen:

In connection with the $250,000,000 aggregate principal amount of Global Crossing Limited’s, a company organized under the laws of Bermuda (the “Company”), 4.7% Senior Secured Mandatory Convertible Notes due 2008, the Company agrees with STT Crossing Ltd, a company organized under the laws of Mauritius (“STT Crossing”), and STT Hungary Liquidity Management Limited Liability Company, a limited liability company organized under the laws of Hungary (“STT Hungary”), as follows:

1. Certain Definitions. For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Demand Registration” shall have the meaning assigned thereto in Section 2(a) hereof.

“Demand Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Effective Time” shall mean the time and date as of which the Commission declares a Registration Statement effective or as of which a Registration Statement otherwise becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

The term “holder” shall mean STT Crossing, STT Hungary and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities (collectively, the “holders”).

“Indenture” shall mean the Indenture, dated as of December     , 2004, between the Company, the Guarantors and Wells Fargo Bank, N.A., as Trustee, as the same shall be amended from time to time.

The term “person” shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when: (i) a Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Registration Statement; (ii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iii) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Security shall cease to be outstanding.

“Registration Expenses” shall have the meaning assigned thereto in Section 5 hereof.

“Registration Statement” shall mean the Demand Registration Statement and the Shelf Registration Statement. Any reference herein to a Registration Statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a Registration Statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” shall mean, collectively, the 4.7% Senior Secured Mandatory Convertible Notes due 2008 of the Company, as the same shall be amended from time to time, and securities issued in exchange or conversion therefor or in lieu thereof whether pursuant to the Indenture or otherwise. Each Security is entitled to the benefit of the guarantee provided for in the Indenture (the “Guarantee”) by the guarantors identified on the signature pages thereto (the “Guarantors”) and, unless the context otherwise requires, any reference herein to a “Security” or a “Registrable Security” shall include a reference to the related Guarantee.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 3(a) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 3(a) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

2. Demand Registration Under the Securities Act

(a) At any time commencing on or after June 30, 2005, any holder will have the right, by written notice delivered to the Company (a “Demand Notice”), to require the Company to file under the Securities Act a registration statement providing for the registration of Registrable Securities (such filing, the “Demand Registration” and such registration statement, the “Demand Registration Statement”); provided, that, (i) the holders, collectively, shall only be entitled to one Demand Registration such that the Company shall not be required to file a Demand Registration Statement after one Demand Registration has been effected pursuant to this Section 2(a), (ii) the aggregate offering price (net of underwriters’ discounts and commissions) of the Registrable Securities requested by holders to be so registered (together with any Registrable Securities requested by the other holders to be registered) must exceed $25,000,000, and (iii) each holder electing to participate in the Demand Registration must provide to the Company a certificate (the “Authorizing Certificate”) signed by such holder. The Authorizing Certificate shall set forth (A) the name of the holder signing such Authorizing Certificate, (B) the number of Registrable Securities held by such holder and the number of Registrable Securities such holder has elected to have registered, and (C) the intended methods of disposition of the Registrable Securities. Each holder may at its option withdraw Registrable Securities from the Demand Registration and, in such event (1) any continuing registration of Registrable Securities shall constitute the Demand Registration to which the holders are entitled and (2) the withdrawing holder shall reimburse the Company for any registration and filing fees (including any fees payable to the Commission, the National Association of Securities Dealers, Inc. or any successor organization) it has incurred with respect to the withdrawn Registrable Securities (unless all Registrable Securities are withdrawn, in which case the withdrawing holder shall reimburse the Company for all costs and expenses incurred by it in connection with the registration of such Registrable Securities). Subject to compliance with clause (2) of the preceding sentence, a registration that is terminated in its entirety prior to the effective date of the Demand Registration Statement will not constitute the Demand Registration. Notwithstanding the foregoing, if at the time of withdrawal, any holder has learned of a material adverse change in the condition, business or prospects of the Company and has withdrawn the request with reasonable promptness following disclosure by the Company, such holder or holders shall not be subject to clause (2) above. If the Demand Registration is not declared and maintained effective for the period required by Section 2(b) or if the consummation of the offering of Registrable Securities pursuant to such Demand Registration (A) is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any person which is not directly caused by the act or omission of any holder and such act or omission is not thereafter eliminated or (B) the conditions specified in the underwriting agreement with respect to an underwritten offering, if any, entered into in connection with the Demand Registration are not satisfied or waived, other than by reason of a failure by the holders, then the holders shall be entitled to an additional Demand Registration in lieu thereof.

(b) The Company will file or, if permitted, submit confidentially, the Demand Registration Statement as promptly as practicable (but in any event within 45 days) following the date on which the Demand Notice is given and will use its reasonable best efforts to cause the same to be declared effective by the Commission as soon as practicable thereafter. The Company agrees to use its reasonable best efforts to comply with all necessary provisions of the federal securities laws in order to keep the Demand Registration Statement effective for a period of 120 days from its Effective Time. Each holder will be permitted, subject to its compliance with the provisions of Section 2(a) relating to reimbursement of the Company’s expenses, to withdraw in good faith all or part of its Registrable Securities from the Demand Registration at any time prior to the Effective Time of the Demand Registration Statement, in which event the Company will promptly amend or, if applicable, withdraw the Demand Registration Statement.

(c) Notwithstanding anything to the contrary in any other provision of this Agreement, the Company will be entitled, on no more than one occasion in any 12 month period, to postpone the filing period of the Demand Registration for a reasonable period of time not in excess of 120 calendar days if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the holders written certification to the effect, that such registration and offering would materially and adversely interfere with a bona fide financing transaction of the Company, including without limitation a primary offering of securities, or any other material business transaction of the Company, or would require disclosure of information, the premature disclosure of which would materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders in writing when the events or circumstances permitting such postponement have ended.

3. Form S-3 of F-3 Registration Under the Securities Act.

(a) If requested by any holder in a written notice delivered to the Company after the Company has become eligible to use Form S-3 or F-3 (or any successor form then in effect), the Company agrees to file, within 45 days, under the Securities Act a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by holders of, all of the Registrable Securities, pursuant to Rule 415 (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”); provided, that, the aggregate offering price (net of underwriters’ discounts and commissions) of the Registrable Securities requested by holders to be so registered (together with any Registrable Securities requested by the other holders to be registered) must exceed $25,000,000. The Company agrees to provide the holders with written notice promptly upon becoming eligible to use Form S-3 or F-3 (or any successor form then in effect).

(b) The Company agrees to use its reasonable best efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after the Shelf Registration Statement is filed and to keep the Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time of the Shelf Registration Statement or such time as there are no longer any Registrable Securities outstanding, and (y) after the Effective Time of the Shelf Registration Statement, to take any action reasonably necessary to enable such holders to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify each such holder as a selling securityholder in the Shelf Registration Statement

(c) Notwithstanding anything to the contrary in any other provision of this Agreement, the Company will be entitled, on no more than one occasion in any 12 month period, to postpone the filing period of the Shelf Registration for a reasonable period of time not in excess of 120 calendar days if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the holders written certification to the effect, that such registration and offering would materially and adversely interfere with a bona fide financing transaction of the Company, including without limitation a primary offering of securities, or any other material business transaction of the Company, or would require disclosure of information, the premature disclosure of which would materially and adversely affect the Company. If the Company postpones the filing of a Shelf Registration Statement, it will promptly notify the holders in writing when the events or circumstances permitting such postponement have ended.

4. Registration Procedures.

In connection with the filing of a Registration Statement, the following provisions shall apply:

(a) At or before the Effective Time of a Registration Statement, the Company shall qualify the Indenture under the Trust Indenture Act.

(b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c) In connection with the Company’s obligations with respect to the Demand Registration and Shelf Registration under Sections 2 and 3, the Company shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission within the time periods specified in Sections 2 and 3 such Registration Statement, use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable, and supplement or make amendments to such Registration Statements as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act, and the Company agrees to furnish to each holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission;

(ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Registration Statement for the periods specified in Sections 2 and 3 hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Registration Statement, and furnish to the holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

(iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the intended methods of disposition by the holders provided for in such Registration Statement;

(iv) provide (A) the holders, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) counsel for the holders the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(v) for a reasonable period prior to the filing of such Registration Statement, and throughout the periods specified in Sections 2 and 3, as applicable, make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 4(c)(iv), who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to such Registration Statement, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such prospectus in order that such Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi) promptly notify each holder, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 4(c)(xv) or Section 6 cease to be true and correct in all respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(c)(viii) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(ix) furnish to each holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 4(c)(iv) an executed copy of such Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such Registration Statement and of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(x) use reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such Registration Statement under such securities laws or blue sky laws of such jurisdictions as any holder or placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Registration Statement is required to remain effective under Sections 2 and 3 above, as applicable, and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Company nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(c)(x), (2) take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject or (3) make any changes to its certificate of incorporation or by-laws or other similar organizational documents or any agreement between it and its stockholders;

(xi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the registration of the Registrable Securities or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

(xii) unless any Registrable Securities shall be in book-entry only form, cooperate with the holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

(xiii) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

(xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities;

(xv) whether or not any agreement of the type referred to in Section 4(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by the Demand Registration or Shelf Registration, as applicable, is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Demand Registration or Shelf Registration, as applicable; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Registration Statement (and if such Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Company addressed to the selling holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 6(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 7 hereof;

(xvi) notify in writing each holder of any proposal by the Company to amend or waive any provision of this Registration Rights Agreement pursuant to Section 10(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of the National Association of Securities Dealers, Inc. (“NASD”) or any successor thereto, as amended from time to time) thereof, whether as a holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a “qualified independent underwriter” (as defined in such Conduct Rules) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

(xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder)

(d) In the event that the Company would be required, pursuant to Section 4(c)(vi)(F) above, to notify the holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder agrees that upon receipt of any notice from the Company pursuant to Section 4(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Registration Statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(e) The Company may require each holder electing to register its Registrable Securities to furnish to the Company such information regarding such holder and such holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Demand Registration or Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such holder or such holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f) Until the expiration of two years after the date of this Agreement, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

(g) Global Crossing Limited shall take, and shall cause the Company and the Guarantors to take, all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated.

5. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 4(c)(x)

hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the holders may designate, including any fees and disbursements of counsel for the holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 4(c)(xvii) hereof, (i) fees, disbursements and expenses of one counsel for the holders retained in connection with a Demand Registration and Shelf Registration, as applicable, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

6. Representations and Warranties.

The Company represents and warrants to, and agrees with, STT Crossing, STT Hungary and each holder that:

(a) Each Registration Statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 4(c) hereof and any further amendments or supplements to any such Registration Statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to the holders pursuant to Section 4(c)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 4(d) or Section 4(c)(ix) hereof, each such Registration Statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 4(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder expressly for use therein.

(b) Any documents incorporated by reference in any prospectus referred to in Section 6(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or, at the time of its filing, contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder expressly for use therein.

(c) The compliance by the Company with all of the provisions of this Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws or other similar organizational documents of the Company or the Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

(d) This Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

7. Indemnification.

(a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each holder of Registrable Securities included in a Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b) Indemnification by the holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to Section 2 or 3 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Guarantors, and all other holders, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company, the Guarantors and any other holders for any legal or other expenses reasonably incurred by the Company, the Guarantors and any other holders in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person under this Section 7(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder’s Registrable Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 7, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 7(a) or 7(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 7(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e) The obligations of the Company and the Guarantors under this Section 7 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 7 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company or the Guarantors) and to each person, if any, who controls the Company within the meaning of the Securities Act.

8. Underwritten Offerings.

(a) Selection of Underwriters. With regard to the Registrable Securities covered by a Demand Registration or Shelf Registration sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

(b) Participation by the holders. Each holder hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Rule 144.

The Company covenants to the holders that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder in connection with that the holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

10. Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Registration Rights Agreement.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company were to fail to perform any of its obligations hereunder and that the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

(c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at c/o Global Crossing Limited, 200 Park Avenue, M Suite 200, Florham Park, New Jersey, 07932, Attention: Office of the General Counsel, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d) Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any person shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive the transfer and registration of Registrable Securities by such holder.

(f) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

(h) Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 10(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i) Inspection. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all of the holders shall be made available for inspection and copying on any business day by any holder for proper purposes only (which shall include any purpose related to the rights of the holders under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 10(c) above and at the office of the Trustee under the Indenture.

(j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first written above.

GLOBAL CROSSING LIMITED

By:	/s/ Mitchell Sussis
Name:	Mitchell Sussis
Title:	Vice President and Secretary

STT CROSSING LTD

By:	/s/ Jean Mandeville
Name:
Title:

STT HUNGARY LIQUIDITY MANAGEMENT LIMITED LIABILITY COMPANY

By:	/s/ Jean Mandeville
Name:
Title:

By:	/s/ Olasz Nandor
Name:
Title:

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